                                                                  EXHIBIT (a)(7)

                              NOTICE OF WITHDRAWAL

               I am submitting this Notice of Withdrawal to withdraw from the Offer to Exchange the option grants listed on the table below. Please note that to the extent you have exchanged any of your Eligible Option Grants, you will automatically be deemed to have submitted for exchange all of your Required Option Grants. A Required Option Grant is any option granted to you by Crossroads Systems, Inc. ("Crossroads") on or after July 12, 2002, regardless of exercise price. Please note that the Offer to Exchange expires at 11:59 p.m. Central Time on February 10, 2003, unless it is extended by us.



   GRANT                               OPTIONS                                   OPTIONS           EXCHANGE
   NUMBER         GRANT DATE           GRANTED             GRANT PRICE         OUTSTANDING         (YES/NO)
-------------  ----------------  --------------------  -------------------  -----------------  ----------------
-------------  ----------------  --------------------  -------------------  -----------------  ----------------

-------------  ----------------  --------------------  -------------------  -----------------  ----------------

-------------  ----------------  --------------------  -------------------  -----------------  ----------------

-------------  ----------------  --------------------  -------------------  -----------------  ----------------

-------------  ----------------  --------------------  -------------------  -----------------  ----------------

3


================================================================================

             Please sign and date where indicated, provide your home telephone number, and return this Notice of Withdrawal by mail to Crossroads Systems, Inc., 8300 North MoPac Expressway, Austin, Texas 78759, Attn.: Human Resources, or you may fax this Notice of Withdrawal to Option Exchange at (512) 928-7199. We must receive this Notice Of Withdrawal before the expiration of the Offer. Forms arriving after the expiration of the Offer will not be accepted.

================================================================================


SIGNATURE OF OWNER:

Please withdraw the option grants listed on the table above from the Offer to Exchange. I do not wish to exchange those option grants.


X                                                   Date:                 , 2003
 -----------------------------                           -----------------
SIGNATURE OF OPTIONEE

X                                                   Date:                 , 2003
 -----------------------------                           -----------------
SIGNATURE OF TRUSTEE OR CUSTODIAN

Home Telephone Number of Optionee (with area code):
                                                   -----------------------------